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                             FPA CAPITAL FUND, INC.
        SUPPLEMENT DATED JULY 1, 2004 TO PROSPECTUS DATED AUGUST 1, 2003

THE FRONT COVER OF THE PROSPECTUS IS REVISED, EFFECTIVE JULY 9, 2004, TO REFLECT THE CLOSURE OF THE FUND TO NEW SALES AS FOLLOWS:

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives. Shareholders of the other FPA Funds as of July 9, 2004, may acquire shares of the Fund by exchange until September 7, 2004. After September 7, 2004, exchanges into the Fund will only be offered to existing shareholders of the Fund. The current size of the Fund is approximately $1.5 billion. The Board of Directors believes that the policy to limit sales to new investors reflects management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility, which would not be in the best interests of Fund shareholders. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.

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